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                                                                               .
                                                                               .


1     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 23, 2005


                                                                                                      DAYRATE
    RIG NAME          WD    DESIGN         LOCATION    STATUS*   OPERATOR          CURRENT TERM        (000S)       START DATE
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
Ocean Quest         3,500'  Victory Class     GOM    Contracted  Noble             one well           high 110's  late April 2005
Ocean Star          5,500'  Victory Class     GOM    Contracted  Kerr-McGee        220 day extension  mid 70's    early Dec. 2004
Ocean America       5,500'  Ocean Odyssey     GOM    Contracted  Pioneer           three wells        low 150's   early May 2005
Ocean Valiant       5,500'  Ocean Odyssey     GOM    Contracted  Kerr-McGee        one well           high 90's   mid May 2005
Ocean Victory       5,500'  Victory Class     GOM    Contracted  Shell             100 day term       low 130's   mid Feb. 2005
Ocean Confidence    7,500'  DP Aker H-3.2     GOM    Contracted  BP                five-year term     mid 170's   early Jan. 2001
                            Modified

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
Ocean Voyager       2,000'  Victory Class     GOM    Contracted  Kerr-McGee        one well           low 110's   early May 2005
Ocean Concord       2,200'  F&G SS-2000       GOM    Contracted  Kerr-McGee        one well           upper 50's  mid April 2005
Ocean Lexington     2,200'  F&G SS-2000       GOM    Contracted  Walter Oil & Gas  three wells        mid 50's    late Jan. 2005
Ocean Saratoga      2,200'  F&G SS-2000       GOM    Contracted  LLOG              three wells        mid 60's    mid Dec. 2004


    RIG NAME           EST. END DATE         FUTURE CONTRACTS AND OTHER INFORMATION
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
Ocean Quest            early June 2005       120 day term plus option with Noble in mid 120's beginning early June and ending early
                                             Oct. 2005.  Available; actively marketing.
Ocean Star             mid July 2005         90 day term extension plus option with Kerr-McGee in low 140's beginning mid July 2005 and ending early Oct. 2005; followed by 12 month extension with Kerr-McGee in mid 170's beginning early Oct. 2005 and ending early Oct. 2006.  Available; actively marketing.
Ocean America          late Aug. 2005        Following assignment wells with Pioneer, first of two extension wells with Mariner in mid 110's beginning late Aug. and ending mid Oct.;  followed by second well with
                                             Mariner in low 130's beginning mid Oct. and ending mid Nov. 2005. Available; actively marketing.
Ocean Valiant          late June 2005        One well with Kerr-McGee in low 130's beginning late June and ending late Aug. 2005;
                                             followed by 180 day term extension with Kerr-McGee in low 150's beginning late
                                             Aug. 2005 and ending mid Feb. 2006.  Available; actively marketing.
Ocean Victory          early June 2005       One well with Shell in low 160's beginning early June and ending late June 2005.  One year term with Murphy in low 200's beginning late July 2005 and ending late July 2006.
                                             Available; actively marketing.
Ocean Confidence       early Jan. 2006       LOI for two-year term plus option in low 280's beginning early Jan. 2006 and ending
                                             early Jan. 2007.   Available; actively marketing.

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
Ocean Voyager          mid June 2005         Two wells with ATP in mid 90's beginning mid June and ending early Aug.; followed by one well with Amerada Hess in low 110's beginning early Aug. and ending late Sept.;
                                             followed by LOI for one well in low 110's beginning late Sept. and ending mid Nov.;
                                             followed by two wells plus option with Amerada Hess in mid 120's beginning mid
                                             Dec. 2005 and ending mid Feb. 2006.  Available; actively marketing.
Ocean Concord          late May 2005         One well with Amerada Hess in mid 120's beginning late May and ending mid Aug.;
                                             followed by one well with Kerr-McGee in mid 70's beginning mid Aug. and ending mid
                                             Oct.; followed by two well extension plus option with Kerr-McGee in mid 90's beginning mid Oct. and ending late Dec.  Available; actively marketing.
Ocean Lexington        late May 2005         Rig will go in for approximately 90-day Survey and maintenance between second and third well, beginning late May and ending mid Aug.  Following survey, two additional wells with Walter in low 60's beginning mid Aug. and ending mid Oct.; followed by one well plus option with Walter in low 80's beginning mid Oct. and ending mid Nov. 2005.
                                             Available; actively marketing.
Ocean Saratoga         mid June 2005         Two wells plus option with LLOG in low 110's beginning mid June and ending early Nov.;
                                             followed by six month extension with LLOG in low 120's beginning early Nov. 2005 and ending early May 2006.  Available; actively marketing.

2     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 23, 2005


                                                                                                        DAYRATE
    RIG NAME          WD    DESIGN          LOCATION    STATUS*   OPERATOR          CURRENT TERM         (000S)       START DATE
DOMESTIC JACKUPS (12)
Ocean Crusader      200'    Mat Cantilever     GOM    Contracted  Walter Oil & Gas  two well extension  mid 30's    late Jan. 2005
Ocean Drake         200'    Mat Cantilever     GOM    Contracted  ADTI/Seneca       three wells
                                                                                    plus option         mid 40's    early May 2005
Ocean Champion      250'    Mat Slot           GOM    Contracted  Hunt              two wells           low 40's    late Jan. 2005
Ocean Columbia      250'    Independent
                            Leg Cantilever     GOM    Contracted  Kerr-McGee        Five wells          mid 40's    early Jan. 2005
Ocean Spartan       300'    Independent
                            Leg Cantilever     GOM    Contracted  LLOG              three wells
                                                                                    plus option         high 40's   late Feb. 2005
Ocean Spur          300'    Independent
                            Leg Cantilever     GOM    Contracted  Forest            one well plus
                                                                                    option              mid 40's    mid May 2005
Ocean King          300'    Independent
                            Leg Cantilever     GOM    Contracted  El Paso           two well extension  mid 50's    mid May 2005
Ocean Nugget        300'    Independent
                            Leg Cantilever     GOM    Contracted  Houston Expl.     two wells plus
                                                                                    option              low 50's    mid May 2005
Ocean Summit        300'    Independent
                            Leg Cantilever     GOM    Contracted  LLOG              two wells plus
                                                                                    option              mid 40's    late Feb. 2005
Ocean Warwick       300'    Independent
                            Leg Cantilever     GOM    Contracted  Chevron           90 day term         low 60's    late May 2005
Ocean Titan         350'    Independent
                            Leg Cantilever     GOM    Contracted  BHP               one well plus
                                                                                    option              mid 50's    late Jan. 2005
Ocean Tower         350'    Independent
                            Leg Cantilever     GOM    Contracted  Chevron           one well plus
                                                                                    option              mid 50's    early Jan. 2005



    RIG NAME             EST. END DATE         FUTURE CONTRACTS AND OTHER INFORMATION
DOMESTIC JACKUPS (12)

Ocean Crusader           early June 2005       Available; actively marketing.
Ocean Drake              mid June 2005         One well with ADT/Samson in low 50's beginning mid June and ending mid July.
                                               Available; actively marketing.
Ocean Champion           early June 2005       One well extension plus option with Hunt in mid 40's beginning early June and ending late July 2005.  Available; actively marketing.
Ocean Columbia           late June 2005        Available; actively marketing.
Ocean Spartan            late June 2005        Two well extension plus option with LLOG in high 50's beginning late June and ending late Aug. 2005.  Available; actively marketing.
Ocean Spur               late June 2005        Maintenance/repairs late June through late Aug. 2005.  Available; actively marketing.
Ocean King               late June 2005        Available; actively marketing.
Ocean Nugget             late Aug. 2005        Available; actively marketing.
Ocean Summit             late May 2005         One well extension plus option with LLOG in high 50's beginning late May and ending late June 2005.  Available; actively marketing.
Ocean Warwick            early Aug. 2005       Available; actively marketing.
Ocean Titan              late June 2005        Three wells with Walter in mid 70's beginning late June and ending late Sept.
                                               Available; actively marketing.
Ocean Tower              mid Aug. 2005         One well extension plus option with Chevron in high 60's beginning mid Aug. and ending early Nov. 2005.  Available; actively marketing.

3     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 23, 2005

                                                                                                         DAYRATE
    RIG NAME          WD    DESIGN          LOCATION     STATUS*       OPERATOR   CURRENT TERM            (000S)      START DATE
INTERNATIONAL SEMISUBMERSIBLES (17)
MEXICO
Ocean Ambassador    1,100'  Bethlehem       GOM        Contracted      PEMEX      four year term work    mid 50's   late July 2003
                            SS-2000
Ocean Whittington   1,500'  Aker H-3        GOM        Contracted      PEMEX      four year term work    low 60's   late July 2003
Ocean Worker        3,500'  F&G 9500        GOM        Contracted      PEMEX      four year term work    high 60's  mid Aug. 2003
                            Enhanced
                            Pacesetter
Ocean Yorktown      2,850'  F&G SS-2000     GOM        Contracted      PEMEX      four year term work    mid 40's   late Oct. 2003

NORTH SEA
Ocean Nomad         1,200'  Aker H-3        North Sea  Contracted      Talisman   one year               low 80's   early Jan. 2005
Ocean Guardian      1,500'  Earl & Wright   North Sea  Contracted      Shell      one year               low 80's   late Mar. 2005
                            Sedco 711
                            Series
Ocean Princess      1,500'  Aker H-3        North Sea  Contracted      Talisman   one year extension     low 80's   early Jan. 2005
Ocean Vanguard      1,500'  Bingo 3000      North Sea  Contracted      ENI        Standby                mid 130's  early May 2005

AUSTRALASIA
Ocean Bounty        1,500'  Victory         Australia  Contracted      ENI        one well plus option   mid 80's   early April 2005
                            Class

Ocean Patriot       1,500'  Bingo 3000      Australia  Contracted      Santos     two wells              high 70's  late April 2005
Ocean Epoch         1,640'  Korkut          Malaysia   Contracted      Murphy     six wells plus option  mid 70's   late April 2005
Ocean General       1,640'  Korkut          Viet Nam   Contracted      KNOC       two wells              mid 50's   early April 2005
Ocean Baroness      7,000'  Victory         Enroute     Demobe         DODI       --                     --         --
                            Class
Ocean Rover         7,000'  Victory         Malaysia   Contracted      Murphy     six option wells       low 120's  late Jan. 2005
                            Class


    RIG NAME           EST. END DATE         FUTURE CONTRACTS AND OTHER INFORMATION
INTERNATIONAL SEMISUBMERSIBLES (17)
MEXICO
Ocean Ambassador       mid Dec. 2007         Available.
Ocean Whittington      early Oct. 2006       Available.
Ocean Worker           late July 2007        Available.
Ocean Yorktown         mid July 2007         Available.

NORTH SEA
Ocean Nomad            early Jan. 2006       Available; actively marketing.
Ocean Guardian         late Mar. 2006        One-year term extension plus option with Shell in low 160's beginning late Mar. 2006 and ending late Mar. 2007. Available; actively marketing.
Ocean Princess         late Dec. 2005        Available; actively marketing.
Ocean Vanguard         late May 2005         One year plus option program in Norway with Statoil in low 140's beginning in late
                                             May 2005 and ending in late Aug. 2006 (time period to include one well redrill with
                                             ENI in low 140's beginning late July and ending mid Oct. 2005).  Available;
                                             actively marketing.

AUSTRALASIA
Ocean Bounty           mid May 2005          One well plus option with ConocoPhillips in mid 80's beginning mid May and ending early
                                             Aug.; followed by one well with Coogee Res. in mid 80's beginning early Aug. and ending early Sept.; followed by LOI for two wells plus option in low 90's beginning early
                                             Sept. and ending mid Nov.; followed by LOI for one well plus option in mid 90's beginning mid Nov. and ending mid Dec.; followed by LOI for four wells plus option in high 90's beginning mid Dec. 2005 and ending mid June 2006. Available; actively marketing.
Ocean Patriot          early July 2005       One well plus three options with Anzon in high 70's beginning early July and ending mid Aug.; followed by one well with Santos in high 70's beginning mid Aug. and ending mid Sept. 2005; followed by one well with Bass Straits in high 70's beginning mid Sept.
                                             and ending early Oct.; followed by LOI for one well in high 130's beginning early Oct.
                                             and ending mid Oct.; followed by first of four Anzon options in mid 130's beginning mid
                                             Oct. and ending late Nov.; followed by second of four Anzon options in upper 130's beginning late Nov. and ending late Dec.; followed by third and fourth of four options in low 140's beginning late Dec. 2005 and ending early Mar. 2006 Available; actively marketing.
Ocean Epoch            mid Jan. 2006         Available; actively marketing.
Ocean General          early June 2005       LOI for four wells plus option in mid 70's in Malaysia beginning early June and ending late Oct.; followed by LOI for one well plus option in high 70's in Viet Nam beginning late Oct. and ending early Dec. 2005.  Available; actively marketing.
Ocean Baroness         --                    Demobe to Singapore shipyard ending early June.  Shipyard/survey early June until mid
                                             Aug. Mobe to GOM and prep for one year plus option with Amerada Hess in low 200's beginning mid Oct. 2005 and ending mid Oct. 2006.
                                             Available; actively marketing.
Ocean Rover            early June 2005       LOI with Murphy for 950 day extension at average dayrate in mid 170's beginning early
                                             June 2005 and ending early Jan. 2008. Available; actively marketing.

4     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 23, 2005


                                                                                                      DAYRATE
    RIG NAME          WD    DESIGN          LOCATION     STATUS*       OPERATOR   CURRENT TERM         (000S)       START DATE

BRAZIL
Ocean Yatzy         3,300'  DP DYVI         Brazil     Contracted      Petrobras  700 day extension   mid 70's    early Nov. 2003
                            Super Yatzy
Ocean Winner        3,500'  Aker H-3        Brazil     Contracted      Petrobras  700 day extension   mid 50's    early April 2004
Ocean Alliance      5,000'  Alliance Class  Brazil     Contracted      Petrobras  one year extension  high 90's   early Sept. 2004

INTERNATIONAL DRILLSHIPS (1)
Ocean Clipper       7,500'  DP Fluor/       Brazil     Contracted      Petrobras  700 day extension   low 100's   early Jan. 2003
                            Mitsubishi

INTERNATIONAL JACKUPS (2)
Ocean Sovereign     250'    Independent     Indonesia  Contracted      Santos     eight wells         upper 60's  early May 2005
                            Leg Cantilever
Ocean Heritage      300'    Independent     Shipyard   Contracted      DODI       --                  --          --
                            Leg Cantilever

UPGRADE (1)
Ocean Endeavor      2,000'  Victory Class   Shipyard   Upgrading       DODI       --                  --          --

COLD STACKED (1)
Ocean New Era       1,500'  Korkut          GOM        Cold Stacked    DODI       --                  --          --

ASSET HELD FOR SALE (1)
Ocean Liberator     600'    Aker H-3        S. Africa  Cold Stacked    DODI       --                  --          --

PURCHASE PENDING--RESERVED FOR UPGRADE (1)
Garden Banks**      2,200'  Victory Class   GOM        Out of Service  --         --                  --          --




    RIG NAME           EST. END DATE         FUTURE CONTRACTS AND OTHER INFORMATION
BRAZIL
Ocean Yatzy            early Oct. 2005       LOI for four-year term extension in mid 110's, plus potential bonus, beginning early
                                             Oct. 2005 and ending early Oct. 2009.  Available; actively marketing.
Ocean Winner           mid Mar. 2006         LOI for four-year term extension in low 110's, plus potential bonus, beginning mid
                                             Mar. 2006 and ending mid Mar. 2010.  Available; actively marketing.
Ocean Alliance         early Sept. 2005      LOI for four-year term extension in mid 150's, plus potential bonus, beginning early
                                             Sept. 2005 and ending early Sept. 2009.  Available; actively marketing.

INTERNATIONAL DRILLSHIPS (1)
Ocean Clipper          mid Dec. 2005         LOI for five-year extension in low 180's, plus potential bonus, beginning mid
                                             Dec. 2005 and ending mid Dec. 2010.  Available; actively marketing.

INTERNATIONAL JACKUPS (2)
Ocean Sovereign        early Mar. 2006       Available; actively marketing.
Ocean Heritage         --                    Shipyard late April until late May; followed by two wells plus option with
                                             Conoco/Phillips in Qatar in mid 70's beginning late May 2005 and ending late
                                             Feb. 2006.  Available; actively marketing.

UPGRADE (1)
Ocean Endeavor         --                    Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig.  Estimated completion early 2007.  Available; actively marketing.

COLD STACKED (1)
Ocean New Era          --                    Cold stacked Dec. '02.

ASSET HELD FOR SALE (1)
Ocean Liberator        --                    Cold stacked Nov. '02.

PURCHASE PENDING--RESERVED FOR UPGRADE (1)
Garden Banks**         --                    Currently retired from active service as drilling and production platform.


NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

**DIAMOND OFFSHORE SERVICES COMPANY HAS ENTERED INTO A DEFINITIVE AGREEMENT TO
  PURCHASE THE GARDEN BANKS, SUBJECT TO CERTAIN CONDITIONS, WHICH IS EXPECTED TO BE CONSUMMATED IN SEPTEMBER 2005. DIAMOND OFFSHORE DOES NOT CURRENTLY OWN THE RIG.

GOM = Gulf of Mexico